SSGA ACTIVE TRUST

SPDR® DoubleLine® Total Return Tactical ETF

SPDR DoubleLine Short Duration Total Return Tactical ETF

(the “Funds”)

Supplement dated August 12, 2020 to the Prospectuses

and Statements of Additional Information (“SAIs”)

each dated October 31, 2019, as may be supplemented from time to time

Philip Barach no longer serves as a Portfolio Manager of the Funds. Accordingly, effective immediately, all references in the Prospectuses and SAIs to Philip Barach as a Portfolio Manager of the Funds are deleted in their entirety. Jeffrey Gundlach and Jeffrey Sherman remain Portfolio Managers of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

81220SUPP1